EXHIBIT 10.33

1



                                                  SWING LINE NOTE


U.S.$5,000,000.00 Dated: November 20, 1998


                  FOR VALUE RECEIVED, the undersigned, HAGLER BAILLY, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay on the Maturity Date to the order of NATIONSBANK, N.A. (the "Lender"), and its successors and assigns, the principal amount of the lesser of (x) FIVE MILLION UNITED STATES DOLLARS ($5,000,000.00) and (y) the aggregate amount of Swing Line Loans made by the Lender to the Borrower pursuant to the Agreement (as hereinafter defined) and remaining outstanding on such date. Capitalized terms used (but not defined) in this Swing Line Note shall have the meanings given to them in the Agreement (as hereinafter defined).

                  The Borrower promises to pay interest from the initial Funding Date of such Swing Line Loans until the Maturity Date on the principal amount of this Swing Line Note from time to time outstanding at the rate, and in the manner, prescribed in the Agreement. Any principal amount of, or any interest accrued on, this Swing Line Note which is not paid on the date due shall bear interest from such due date until paid in full at the Default Rate. In no event shall the rate of interest borne by this Swing Line Note at any time exceed the maximum rate of interest permitted at that time under applicable law.

                  Payments of the principal amount of and interest on this Swing Line Note shall be made in lawful money of the United States of America to the Lending Office of the Agent on behalf of the Lender as provided in the Agreement.

                  This Swing Line Note is the Swing Line Note referred to in the Revolving Credit Agreement, dated as of November 20, 1998 (as the same may from time to time be amended, modified or supplemented, the "Agreement"), between the Lender, the other lenders from time to time a party thereto, if any, the Borrower and NationsBank, N.A., as Agent. The Lender is entitled to the rights and benefits of the Agreement and the other Credit Documents, and the Agent, for the benefit of the Lender, is entitled to the benefits provided under the Borrower Security Agreement, the Subsidiary Security Agreements, any Pledge Agreement and the Subsidiary Guarantee. The Agreement, among other things, contains provisions for optional and mandatory prepayments on account of the principal of this Swing Line Note by the Borrower and for acceleration of the maturity of this Swing Line Note upon the terms and conditions therein specified.

                  THIS SWING LINE NOTE IS BEING ISSUED IN THE COMMONWEALTH OF VIRGINIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES.



                               HAGLER BAILLY, INC.


                             By: /s/ Glenn J. Dozier
                              Name: Glenn J. Dozier
                          Title: Senior Vice President
                           and Chief Financial Officer

                                                   EXHIBIT 10.34

1565244



                                               SUBSIDIARY GUARANTEE


         SUBSIDIARY GUARANTEE, dated as of November 20, 1998 (this "Guarantee"), is made by each of the entities that are signatories hereto (the "Guarantors") in favor of NATIONSBANK, N.A., as Agent (in such capacity, the "Agent") for the lenders and other financial institutions (the "Lenders") that are from time to time parties to the Revolving Credit Agreement described below.

                                               W I T N E S S E T H:

         WHEREAS, HAGLER BAILLY, INC., a Delaware corporation (the "Company"), is party to the Revolving Credit Agreement, dated as of November 20, 1998, among the Company, the Lenders and the Agent (as amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement");

         WHEREAS, pursuant to the terms of the Revolving Credit Agreement and the other Credit Documents, the Lenders have severally agreed to make extensions of credit in the form of Revolving Loans, Swing Line Loans and Standby Letters of Credit to or for the benefit of the Company;

         WHEREAS, except as set forth in the Revolving Credit Agreement or the schedules attached thereto, the Company owns, directly or indirectly, all of the issued and outstanding shares of capital of stock of, or other equity interests in, each of the Guarantors;

         WHEREAS, the proceeds of such Revolving Loans, Swing Line Loans and Standby Letters of Credit may be used to enable the Company to make valuable transfers to any or all of the Guarantors in connection with the operation of their respective businesses and for the Permitted Uses;

         WHEREAS, each Guarantor will derive substantial direct and indirect benefit from such Revolving Loans, Swing Line Loans and Standby Letters of Credit; and

         WHEREAS, the obligation of the Lenders to make the Revolving Loans, Swing Line Loans and issue the Standby Letters of Credit is conditioned upon, among other things, the execution and delivery by each of the Guarantors of a guarantee to the Agent for the benefit of the Agent and for the ratable benefit of the Lenders;

         NOW, THEREFORE, in consideration of the premises, the commercial benefits accruing to each Guarantor and to induce the Lenders to enter into the Revolving Credit Agreement and to make the Revolving Loans and the Swing Line Loans and to issue the Standby Letters of Credit, each Guarantor hereby agrees with and for the benefit of the Agent and the Lenders as follows:

         SECTION 1. Defined Terms. As used in this Guarantee, terms defined in the Revolving Credit Agreement (unless otherwise defined herein) are used herein as therein defined, and the following terms shall have the following meanings (such meanings to be, when appropriate, equally applicable to both the singular and plural forms of the terms defined):

"Agent" shall have the meaning specified in the preamble hereof.

"Guarantee" shall have the meaning specified in the preamble hereof.

"Guarantors" shall have the meaning specified in the preamble hereof.

"Lenders" shall have the meaning specified in the preamble hereof.

"Maximum Guaranteed Amount" for any Guarantor shall mean the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     "Revolving Credit Agreement" shall have the meaning specified in the first whereas clause hereof.

                  SECTION 2.   Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees to the Agent and the Lenders and their respective successors, indorsees, transferees and assigns the prompt and complete payment by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and each Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee; provided, however, that, notwithstanding anything to the contrary contained herein or in any other Credit Document, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed such Guarantor's Maximum Guaranteed Amount. This Guarantee constitutes a present and continuing guarantee of payment and performance when due and not of collection, and each of the Guarantors, as a primary obligor and not as a surety, specifically agrees that no Guarantor shall be entitled to require that the Agent or any Lender exercise any right, assert any claim or demand, foreclose against or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of such Guarantor hereunder. Each Guarantor hereby acknowledges that it is fully aware of the terms and conditions and has received a copy of each Credit Document to which it or any other Credit Party is a party and is fully aware of the transactions contemplated thereby.

(b) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Guaranteed Amount of such Guarantor or of all of the Guarantors without impairing this Guarantee or affecting the rights and remedies of the Agent and the Lenders hereunder.

(c) No payment or payments made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to its Maximum Guaranteed Amount until such time as the Obligations are paid in full, no Standby Letters of Credit are outstanding or not fully cash collateralized and the Commitments are terminated.

(d) Each Guarantor agrees that whenever, at any time or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

                  SECTION 3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

                  SECTION 4. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default specified in the Revolving Credit Agreement, each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof, in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Revolving Credit Agreement, the Revolving Notes, the Swing Line Note, the Standby Letters of Credit or otherwise under any other Credit Document, as such Lender may elect, whether or not the Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify such Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                  SECTION 5. Subrogation, etc. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall exercise any of the rights of the Agent or any Lender which the Guarantor may acquire by way of subrogation, by any payment made hereunder, by reason of such set-off or application of funds or otherwise, against the Company or any other Guarantor or any collateral security or guarantee or right of set-off held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Lenders by the Company on account of the Obligations are paid in full, no Standby Letters of Credit are outstanding or not fully cash collateralized and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation or reimbursement rights at any time when all of the Obligations shall not have been paid in full, any Standby Letter of Credit shall be outstanding or not fully cash collateralized or the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as required by the applicable Credit Documents.

                  SECTION 6. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (i) any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such party and any of the Obligations continued, (ii) the Obligations, or the liability of any other party upon or for any part thereof, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, (iii) the Revolving Credit Agreement, the Revolving Notes, the Swing Line Note, the other Credit Documents, any Standby Letter of Credit and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and/or any Lender may deem advisable from time to time, and (iv) any collateral security, guarantee or right of set-off at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Company or any other Guarantor or guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Company or any such other Guarantor or guarantor or any release of the Company or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings. EACH GUARANTOR EXPRESSLY AND IRREVOCABLY WAIVES THE BENEFITS AFFORDED TO IT UNDER SECTIONS 49-25 AND 49-26 OF THE CODE OF VIRGINIA (1950), AS AMENDED, OR ANY SIMILAR STATUTE OR COMMON LAW.

                  SECTION 7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, annexed or waived, in reliance upon this Guarantee, and all dealings between the Company or any of the Guarantors and the Agent or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations or this Guarantee. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment, and not of collection, without regard to (whether or not the Guarantor or the Company shall have any knowledge or notice of any of the following) (a) the validity, regularity or enforceability of the Revolving Credit Agreement, the Revolving Notes, the Swing Line Note, the Standby Letters of Credit, any of the other Credit Documents, any of the Obligations or any other collateral security therefore or guarantee or right of set-off with respect thereto at any time or from time to time held by the Agent or any
Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company against the Agent or any Lender, (c) any termination, amendment or modification of, or deletion from, or addition or supplement to, or other change in any of the Credit Documents or any other instrument or agreement applicable to any of the parties to such agreements, or any furnishing or acceptance of additional security, or any release of, exchange or action with respect to any security, for the obligations of the Company under the Credit Documents, or the failure of any security or the failure of any Person to perfect any interest in any collateral security; (d) any exercise, nonexercise or waiver of any right, remedy, power or privilege under or in respect of any Credit Document or any obligation or liability contained therein or any failure to mitigate damages under any Credit Document or any waiver of any such right, remedy, power or privilege or any failure to give any notice (including notice of an Event of Default) to any Credit Party; (e) any extension of time for payment of any Obligation, or of the time for performance of any other obligations, covenants or agreements under or arising out of any Credit Document, or the extension or the renewal of any thereof; and (f) any other law, rule, regulation, event, condition or circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under this Guarantee (or of a guarantor or surety in general), in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of set-off with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of set-off, or any release of the Company or any such other Person or any such collateral security, guarantee or right of set-off, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, no Standby Letter of Credit shall remain outstanding or not fully cash collateralized and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Revolving Credit Agreement the Company may be free from any Obligations.

                  SECTION 8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated automatically, as the case maybe, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the declaration of default under a Credit Document shall at any time have occurred and be continuing, and such declaration of default shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guarantee and its obligations hereunder, such Credit Document shall be deemed to have been declared in default with the same effect as if such Credit Document had been enforceable in accordance with the terms thereof, and each Guarantor shall forthwith pay the amounts specified by the Agent or any Lenders to be paid thereunder, any interest thereon and any other amounts guaranteed hereunder without further notice or demand.

                  SECTION 9. Payments; Execution and Delivery Taxes. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at NationsBank, N.A., Kay Finlaw-Creel, VA-200-05-02, 8300 Greensboro Drive, Suite 550, McLean, VA 22102, or such other office of the Agent in the United States of America as the Agent may from time to time designate to the Guarantors by written notice.

     SECTION  10.   Representations   and  Warranties.   Each  Guarantor  hereby
     represents and warrants that:

                  (a) such Guarantor is a corporation, limited liability company or partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the corporate, limited liability company or partnership power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

                  (b) such Guarantor has the corporate, limited liability company or partnership power and authority and the legal right to execute and deliver, and to perform its obligations under this Guarantee, and has taken all necessary corporate, limited liability company or partnership action to authorize its execution, delivery and performance of this Guarantee;

                  (c) this Guarantee constitutes the legal, valid and binding obligations of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (d) the execution, delivery and performance by such Guarantor of this Guarantee will not violate any certificate of incorporation, by-laws or other charter or formation documents, or any applicable law, rule or regulation or any contract, agreement or instrument (including agreements or instruments of indebtedness) applicable to or binding upon such Guarantor;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Body and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability by or against such Guarantor of this Guarantee; and

                  (f) there is no action, suit, investigation or proceeding by or before any court, administrative agency or other governmental authority pending or, to the knowledge of such Guarantor, threatened which involves any of the transactions contemplated by this Guarantee or would affect materially the ability (financial or otherwise) of such Guarantor to perform its obligations hereunder.

         Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on each Funding Date by the Company under the Revolving Credit Agreement on and as of such Funding Date as though made hereunder on and as of such Funding Date.

         SECTION 11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 12. Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         SECTION 13. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall, by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         SECTION 14. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein. None of the terms or provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, provided that any provision of this Guarantee may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Guarantee shall be binding upon the successors and permitted assigns of each Guarantor and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

         SECTION 15. Notices. All notices, requests and demands to or upon the Guarantors or the Agent or any Lender to be effective shall be in writing or by telecopy and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (i) in the case of telephonic notice (to the extent expressly permitted hereunder), when made, (ii) in the case of notice delivered by overnight express courier, one Business Day after the Business Day such notice was delivered to such courier, (iii) in the case of notice delivered by first class mail, three Business Days after being deposited in the mail, postage prepaid, return receipt requested, (iv) in the case of notice by hand, when delivered, or (v) in the case of notice by any customary means of telecommunication, when sent provided confirmation of receipt or answer back has been received, in each case if addressed, in the case of the Agent and the Lenders, to such party at the address provided for such party in section 9.6 of the Revolving Credit Agreement or, in the case of the Guarantors, addressed to such party as specified in Schedule I hereto.

     SECTION 16. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 17. Acknowledgement. Each Guarantor hereby confirms its agreement with sections 9.15 and 9.13 of the Revolving Credit Agreement.

         SECTION 18. Submission To Jurisdiction; Waivers. Any judicial proceeding brought against any Guarantor with respect to this Guarantee or the transactions contemplated hereby may be brought in any court of competent jurisdiction in the Commonwealth of Virginia, and, by execution and delivery of this Guarantee, each Guarantor (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guarantee or the transactions contemplated hereby and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. Each Guarantor hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 15 hereof, and service so made shall be deemed completed on the earlier of (x) the receipt thereof and (y) if sent by registered or certified mail (return receipt requested), the fifth (5th) Business Day after such service is deposited in the mail. Nothing herein shall affect the right of any Lender or the Agent to serve process in any other manner permitted by law or shall limit the right of any Lender or the Agent to bring proceedings against any Guarantor in the courts of any other jurisdiction. Any judicial proceeding by any Guarantor against any Lender or the Agent involving this Guarantee or the transactions contemplated hereby shall be brought only in a court located in the Commonwealth of Virginia. THE GUARANTORS AND THE LENDERS AND THE AGENT HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 19. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Revolving Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as Agent for the Lenders with full and valid authority so to act or refrain from acting, and neither such Guarantor, the Company nor any other Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.



                          Hagler Bailly Services, Inc.


                             By: /s/ Glenn J. Dozier
                              Name: Glenn J. Dozier
                          Title: Senior Vice President
                           and Chief Financial Officer







                         Hagler Bailly Consulting, Inc.


                             By: /s/ Glenn J. Dozier
                              Name: Glenn J. Dozier
                          Title: Senior Vice President
                           and Chief Financial Officer



                                HB Capital, Inc.


                             By: /s/ Glenn J. Dozier
                              Name: Glenn J. Dozier
                          Title: Senior Vice President
                           and Chief Financial Officer



                         Putnam, Hayes & Bartlett, Inc.


                            By: /s/ W. Robson Googins
                             Name: W. Robson Googins
                          Title: Senior Vice President
                                  And Treasurer


                                TB&A Group, Inc.

                             By: /s/ Glenn J. Dozier
                              Name: Glenn J. Dozier
                          Title: Senior Vice President
                           and Chief Financial Officer



                           Theodore Barry & Associates


                              By: /s/ Karin Cropper
                               Name: Karin Cropper
                         Title: Secretary and Treasurer





                       Private Label Energy Services, Inc.


                             By: /s/ Glenn J. Dozier
                              Name: Glenn J. Dozier
                          Title: Senior Vice President
                           and Chief Financial Officer


                          Fieldston Publications, Inc.


                             By: /s/ Glenn J. Dozier
                              Name: Glenn J. Dozier
                                Title: President

                                  SCHEDULE I TO
                              SUBSIDIARY GUARANTEE




Addresses of Guarantors



         Notices may be provided to each Guarantor by Addressing the Guarantor by its name, care of:


HAGLER BAILLY, INC.
1530 Wilson Boulevard
Suite 400
Arlington, Virginia  22209
Attn:  Glenn J. Dozier
Telephone:  703-351-0338
Telecopier:  703-528-3786